UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – June 30, 2025

Item 1. Report to Stockholders.

ALL-STAR® FUNDS

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Semi-Annual Report | June 30, 2025

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Distribution Policy
6	Stock Changes in the Quarter
7	Top 20 Holdings & Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
13	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2025

Stocks were highly volatile as the second quarter opened but made a sharp change in direction early enough for key benchmarks to deliver solid returns for the period. This was the opposite of the first quarter when stocks rose in the early weeks only to fade as the quarter progressed. While the sequence was reversed, the catalyst in both quarters was the same: tariffs.

On April 2 President Trump announced his administration’s “Liberation Day” tariffs with the objectives of addressing imbalances between the U.S. and its global trading partners and bringing manufacturing jobs back to the U.S. Investors, however, viewed the tariffs as inflationary while risking global recession and sold stocks across the board. On April 3 and 4, the S&P 500® Index dropped 10.50 percent, the Dow Jones Industrial Average (DJIA) plunged over 3,910 points (9.25 percent) and the NASDAQ Composite Index dropped 11.44 percent.

On April 9 fear turned to euphoria when the president announced a 90-day pause in implementing the tariffs for most countries, China being a notable exception. Stocks ended the trading session with extraordinary one-day gains: the DJIA soared a record 2,962.86 points, while the S&P 500 and the NASDAQ Composite gained 9.52 percent and 12.16 percent, respectively. While various announcements regarding the proposed tariffs continued for the balance of the quarter—keeping investors uncertain as to eventual outcomes—the bullish momentum carried leading indexes to strong quarterly gains: 10.94 percent for the S&P 500, 5.46 percent for the DJIA and 17.96 percent for the NASDAQ Composite. Both the S&P and the NASDAQ ended the quarter at record highs.

Returns would have been higher for the first half but for the fact that all three indexes closed the first quarter in negative territory. While the first quarter got off to a good start, by latter February investor concerns over impending tariffs as well as doubts about the durability of the strong U.S. economy served as a drag on stocks, leading the S&P 500 into market correction territory on March 13 (defined as a 10 percent retreat from a previous high). With stocks generally drifting lower throughout the remainder of the quarter, for the full first half the S&P 500 returned 6.20 percent; the DJIA, 4.55 percent; and the NASDAQ Composite, 5.85 percent.

While tariffs captured the headlines in the second quarter (and first half), the preponderance of data underlying the economic news was supportive for stocks. Inflation was largely muted, as the Consumer Price Index, excluding the volatile food and energy categories, increased 0.1 percent for the month in May and 2.8 percent from the previous year. With prices remaining stable—and tariffs breeding economic uncertainty—in mid-June, the Federal Reserve left interest rates unchanged at a fed funds target range of 4.25 to 4.50 percent. Labor markets remained positive, evidenced by stronger-than-expected increases of 158,000 nonfarm jobs in April and 139,000 in May. First quarter corporate earnings reports generally met investors’ expectations, led by information technology and communication services (second quarter earnings were just beginning to come in at the time of this writing). Consumer confidence varied during the second quarter but ended the quarter close to where it began as concerns over the economic outlook and personal finances eased. Even geopolitical concerns in the Middle East that ordinarily would have derailed stocks and global oil markets had only short-lived impacts.

Semi-Annual Report (Unaudited) | June 30, 2025	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Returns for growth style stocks improved dramatically from the first quarter to the second. The large- cap Russell 1000® Growth Index returned -9.97 percent in the first quarter but soared to a 17.84 percent return in the second quarter. The Russell Midcap® Growth Index return went from -7.12 percent in Q1 to 18.20 percent in Q2, making it the best relative performer for both periods. The small-cap Russell 2000® Growth Index lagged among the three, returning -11.12 percent in the first quarter and 11.97 percent in the second.

Liberty All-Star® Growth Fund

On an absolute basis, Liberty All -Star® Growth Fund delivered double-digit returns in the second quarter; on a comparative basis results were mixed—equally ahead or behind relevant indexes. The Fund returned 14.45 percent when shares are valued at net asset value (NAV) with dividends reinvested and 13.99 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, topped all relevant indexes with an 18.94 percent return. Compared with results cited in the market commentary, Fund returns lagged that of the NASDAQ Composite but topped the S&P 500 and were significantly ahead of the DJIA.

The broadening of the equity market seen in the first quarter did not hold in the second. After the April 9 turnaround, just three of 11 S&P sectors—information technology, communication services and industrials—dominated returns. A further sign of the market’s narrowness is the fact that median returns for stocks in the Russell growth indexes were just a fraction of each index’s return. (The median is the middle value in a set of numbers arranged in order.) The following tracks this second quarter narrowness; in each instance the median indicates the midpoint return for the stocks in a particular capitalization range, meaning that half had returns that were even lower:

●	Large-cap Russell 1000® Growth Index return: 17.84 percent; median return: 3.19 percent
●	Russell Midcap® Growth Index return: 18.20 percent; median return: 2.53 percent
●	Small-cap Russell 2000® Growth Index return: 11.97 percent; median return: 2.44 percent

Turning to the first half, Fund returns reflected the negative environment for growth stocks that shaped the first quarter. For the half, the Fund returned 1.27 percent when shares are valued at net asset value (NAV) with dividends reinvested and 0.86 percent when shares are valued at market price with dividends reinvested. The Fund trailed relevant performance measures primarily due to the lack of breadth in mid-cap growth stocks.

Relative to their underlying NAV, Fund shares traded at a discount ranging from -6.0 percent to -8.8 percent over the second quarter, ending the period at -7.8 percent. Through the first half, the discount range was nearly the same at -6.0 percent to -9.0 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.10 per share in the second quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.62 per share for a total of more than $480 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

As is our custom with semi-annual reports, we once again include an interview with one of the Fund’s three growth style investment managers. In this report we speak with Rich Lee, CFA, Managing Partner and Chief Investment Officer, at Westfield Capital Management Company, the Fund’s large-cap growth manager. As Westfield is the newest of the Fund’s managers the Q&A is an opportunity for shareholders to become familiar with the firm’s investment strategy and process as well as its view on growth style investing in the current market environment.

While investment returns diverged dramatically between the first and second quarters, two factors bridged the periods and set direction for the equity markets. Tariffs dominated the headlines and drove performance, but with a high degree of volatility. At the same time, the bedrock of a stable U.S. economy acted as ballast to steady the ship. How these factors interact in the future remains to be seen. The Fund’s diversified multi-cap growth portfolio managed by experienced investment managers emphasizing quality holdings and a long-term perspective will not chase narrow index performance but will participate as market breadth improves. We pledge to continue managing in accord with this belief and thank you for your ongoing support of the Liberty All-Star Growth Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s Letter and the Manager Interview reflect the views of the President and Manager as of July 2025 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2025	3

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2025)
Net Asset Value (NAV)	$5.93
Market Price	$5.47
Discount	-7.8%

	Quarter	Year-to-Date
Distributions*	$0.10	$0.22
Market Price Trading Range	$4.01 to $5.48	$4.01 to $6.03
Discount Range	-6.0% to -8.8%	-6.0% to -9.0%

Performance (Periods ended June 30, 2025)
Shares Valued at NAV with Dividends Reinvested	14.45%	1.27%
Shares Valued at Market Price with Dividends Reinvested	13.99%	0.86%
Dow Jones Industrial Average	5.46%	4.55%
Lipper Multi-Cap Growth Mutual Fund Average	18.94%	8.53%
NASDAQ Composite Index	17.96%	5.85%
Russell Growth Average	15.78%	4.88%
S&P 500® Index	10.94%	6.20%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Growth Fund	Rights Offerings and Distribution Policy

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024	0.47
2025
1st Quarter	0.12
2nd Quarter	0.10
Total	$17.62

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2025	5

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2025.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/25
Purchases
Artivion, Inc.	108,384	117,162
Cloudflare, Inc.	16,675	16,675
Encompass Health Corp.	25,700	25,700
Fair Isaac Corp.	1,587	1,587
Fastenal Co.	27,525	55,625*
HEICO Corp.	9,130	9,130
Pinterest, Inc.	78,120	78,120

Sales
Alphabet, Inc.	(16,410)	32,020
Amazon.com, Inc.	(10,250)	40,209
Copart, Inc.	(60,000)	0
Hamilton Lane, Inc.	(30,603)	4,838
ResMed, Inc.	(14,000)	0
Saia, Inc.	(6,500)	0
Teledyne Technologies, Inc.	(6,500)	0

*	Adjusted for stock split.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	4.58%
Microsoft Corp.	3.05
Apple, Inc.	2.42
Amazon.com, Inc.	2.40
Meta Platforms, Inc.	2.35
Ollie's Bargain Outlet Holdings, Inc.	2.34
Natera, Inc.	1.80
FirstService Corp.	1.78
Casella Waste Systems, Inc.	1.59
Alphabet, Inc.	1.54
Visa, Inc.	1.43
SPS Commerce, Inc.	1.42
Dexcom, Inc.	1.36
Netflix, Inc.	1.36
ACADIA Pharmaceuticals, Inc.	1.25
AAR Corp.	1.21
Upstart Holdings, Inc.	1.20
Broadcom Inc.	1.19
Ascendis Pharma A/S	1.19
SiteOne Landscape Supply, Inc.	1.14
36.60%

Economic Sectors*	Percent of Net Assets
Information Technology	29.04%
Industrials	19.60
Health Care	15.35
Consumer Discretionary	10.61
Financials	10.42
Communication Services	6.88
Consumer Staples	3.45
Real Estate	1.78
Materials	0.84
Energy	0.16
Other Net Assets	1.87
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2025	7

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 33 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2025 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Westfield	Fund
Number of Holdings	1,100	276	385	47	38	35	118*
Percent of Holdings in Top 10	7%	20%	59%	44%	34%	60%	24%
Weighted Average Market Capitalization (billions)	$4.2	$37.8	$1,751.0	$5.8	$22.2	$1,583.6	$590.9
Average Five-Year Earnings Per Share Growth	18%	23%	29%	11%	23%	31%	24%
Average Five-Year Sales Per Share Growth	13%	19%	15%	13%	15%	15%	15%
Price/Sales Ratio	2.2x	3.6x	7.2x	2.7x	3.4x	7.2x	3.9x
Price/Book Value Ratio	4.5x	12.1x	12.3x	4.7x	6.8x	11.7x	6.9x

*	Certain holdings are held by more than one manager.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Rich Lee, CFA

Managing Partner and Chief Investment Officer

Westfield Capital Management Company, L.P.

WESTFIELD FOCUSES ON LARGE-CAP GROWTH INVESTING THROUGH THE LENS OF DEEP FUNDAMENTAL RESEARCH AND HOLISTIC RISK MANAGEMENT

Westfield Capital Management Company is the Fund’s large-cap growth manager, having been retained by the Fund in September 2024. Westfield seeks to invest in companies with underappreciated earnings growth trading at reasonable prices relative to their intrinsic valuations, believing that stock prices will ultimately follow earnings growth. We recently had the chance to talk with Rich Lee, CFA, Managing Partner and Chief Investment Officer, at Westfield. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

This is our first one-on-one interview since Westfield was selected to manage the Fund’s large-cap growth allocation. The place to start, then, is with the firm’s founding, history, assets under management, staff, culture and any unique factors you wish to bring to shareholders’ attention. Also please discuss the firm’s basic investment philosophy and some highlights of your process, including your buy/sell discipline.

Westfield was founded in 1989 with a singular focus on growth equity investing and a commitment to delivering long-term results for institutional clients. Westfield manages over $23 billion in assets on behalf of 290 clients.

Westfield, led by our CEO Will Muggia, has a collaborative culture that rewards hard work, nurtures talent and allows individuals to excel within a team-oriented environment. We believe the combination of our size, singular office location, organizational structure, and the depth and breadth of experience shared by our investment professionals sets Westfield apart from our peers. Additionally, our employee ownership structure allows us to attract and retain top investment talent, supporting the long-term stability of our business and investment model.	‘Westfield has a collaborative culture that rewards hard work, nurtures talent and allows individuals to excel within a team-oriented environment.’

We utilize an active, fundamental, bottom-up approach to investing in domestic large-cap growth equity securities. We employ a growth-at-a-reasonable-price investment style by investing in companies with underappreciated earnings growth trading at reasonable valuations, believing stock prices will ultimately follow earnings growth and that team-based, research-led investing leads to consistency through market cycles. We seek to identify businesses with strong fundamentals, underappreciated earnings potential and durable competitive advantages—companies that can grow earnings at a faster rate than Wall Street expectations or their peers while trading at compelling valuations.

Semi-Annual Report (Unaudited) | June 30, 2025	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

We utilize a committee approach to portfolio management. Our investment team comprises experienced career sector analysts with deep domain expertise across all economic sectors, both secular and cyclical, which has resulted in a more balanced, all-weather portfolio and allowed us to provide more consistent results over time. The team’s experience, extensive research and first-hand knowledge of company operations derived through on-site visits and meetings with management afford us a competitive edge. Additionally, the committee review ensures a thorough vetting of ideas from a variety of viewpoints—leveraging the team’s collective experience to drive better decisions.

We employ a disciplined and repeatable investment process based on our four primary beliefs:

●	Stock prices ultimately follow earnings progress;
●	Large-cap companies coexist and compete with small- and mid-cap companies;
●	The Investment Committee is at an advantage because members cover their respective industries across the capitalization spectrum and understand market dynamics across all cap ranges as well as the relationships between the companies in each cap range; and
●	A team approach ensures that collective best thinking is implemented.

An additional key element of our process is our comprehensive risk management framework. We assess portfolio- and position-level risks from a variety of viewpoints—balancing conviction with thoughtful exposure to ensure every risk is understood and intentional. We continuously review the portfolio in an attempt to ensure that position sizes are truly reflective of conviction and to ensure each of the portfolio’s holdings maintains an appropriate appreciation potential.

Our sell discipline is equally as important as the buy discipline. Stocks are typically sold due to price target discipline, capital competition or fundamental deterioration. A focus on identifying and understanding underperforming securities in the portfolio has been a core tenet in Westfield’s risk management process since the firm’s founding. Stocks with fundamental trends or price action at odds with our investment perspective are identified and undergo an intense review with a bias to act.

We believe our rigorous research process, team-based approach to decision-making and focus on risk management has allowed the process to be successful across a variety of market environments.

What are two stocks in Westfield’s portion of the Liberty All-Star Growth Fund portfolio that exemplify the firm’s approach, including the rationale for buying each?

The first example is a biotech company, Ascendis Pharma (ASND). Ascendis’ TransCon technology allows for improved delivery of complex molecules, making them safer, more effective and more convenient. The company has been focused on large rare-disease markets with superior product profiles and has the potential to utilize their technology in more mass market product opportunities—for example, allowing GLP-1 drugs, which are widely used to treat type 2 diabetes and obesity, to be administered quarterly instead of monthly.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

We think ASND is a focused and efficient R&D organization that targets high probability products at a fraction of the cost; it has yielded two commercially available blockbuster drugs, with a third application awaiting Food and Drug Administration approval that we believe is likely by year-end following unequivocal Phase 3 data last September.

We are most bullish on Yorvipath, which addresses a devastating parathyroid deficiency disorder for which there is no viable alternative available. As a result, endocrinologists are putting patients on the drug at a rapid pace. We have tracked this drug for over five years and have done more physician/patient checks and primary research than virtually any other Wall Street firm. We expect this drug to transform ASND into a cash flow-positive company and potentially reach $4 billion to $5 billion globally in peak sales.

Another portfolio holding is Axon Enterprise (AXON), a developer of non-lethal weapons and software solutions for personal defense and public safety. Westfield has been an investor since 2023 when the market capitalization was $14 billion; as the company grew, we added the position in our larger-cap strategies, most recently in January 2025 when the market cap was $50 billion. It continues to be one of our highest conviction ideas.

Our thesis in 2023 was centered around AXON’s dominant competitive position with a strong competitive moat, visible expansion opportunities and growing recurring revenue stream. Our original thesis remains intact midway through 2025. The company is increasingly layering in new products and services, skewed to higher margin software products, frequently on long-term subscription agreements, which is giving the business greater visibility. Additionally, AXON is monetizing its artificial intelligence (AI) product/service offerings, which could deliver significant efficiency savings for customers, and compelling ROI for law enforcement agencies.

Looking forward, we believe AXON continues to have room for significant growth with existing domestic public safety customers and is still in the early innings of business development with federal, international and enterprise customers. Last year AXON acquired Dedrone, a global leader in airspace awareness and security, protecting against increasing drone threats and advancing the use of Drones as First Responders (DFR).

For the last few years large-cap growth has been a tough area for active managers owing to the outsized impact of the “Magnificent Seven1.” Without an equivalent stake in these leading contributors to benchmark returns a manager could underperform by a considerable margin. How does Westfield think about this environment, especially in light of your preference for reasonably priced stocks with high earnings potential?

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Semi-Annual Report (Unaudited) | June 30, 2025	11

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Westfield has not been immune to the headwinds from the record high index concentration in recent years; however, we believe we have managed this challenging environment better than the majority of peers given the combination of our deep fundamental research and holistic understanding of portfolio risk. Our positioning within the Magnificent Seven is a result of each stock’s probability-adjusted risk/reward in combination with the impact on the portfolio’s risk. Our risk dashboard allows us to understand the contribution of risk at the individual stock level and ensures that the risks we are taking are intentional and driven by stock-specific return. We are underweight the group as a whole but given most of these companies have monopolistic competitive positioning, generate significant free cash flow, are first movers from an AI perspective and are reasonably valued we think it is prudent to have exposure, even if underweight.	‘Our positioning within the Magnificent Seven is a result of each stock’s probability-adjusted risk/reward in combination with the impact on the portfolio’s risk.’

Importantly, the strategy’s performance over time has primarily been driven by stock-specific returns and we have shown an ability to add value through stock selection outside of the Magnificent Seven. We believe having responsible exposure to this group and adding alpha beyond the Magnificent Seven has been, and should continue to be, a winning strategy.

Many thanks for your insights into the firm as well as your thinking and approach to growth stock investing … and welcome to the Fund.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.13%)
COMMUNICATION SERVICES (6.88%)
Entertainment (1.83%)
Netflix, Inc.(a)	3,727	$4,990,937
Spotify Technology SA(a)	2,249	1,725,748
		6,716,685
Interactive Media & Services (4.65%)
Alphabet, Inc., Class A	32,020	5,642,885
Meta Platforms, Inc., Class A	11,708	8,641,558
Pinterest, Inc., Class A(a)	78,120	2,801,383
		17,085,826
Media (0.40%)
Trade Desk, Inc., Class A(a)	20,653	1,486,809

CONSUMER DISCRETIONARY (10.61%)
Automobiles (0.47%)
Tesla, Inc.(a)	5,450	1,731,247

Broadline Retail (4.74%)
Amazon.com, Inc.(a)	40,209	8,821,452
Ollie's Bargain Outlet Holdings, Inc.(a)	65,156	8,586,258
		17,407,710
Diversified Consumer Services (0.81%)
Stride, Inc.(a)	20,335	2,952,439

Hotels, Restaurants & Leisure (3.04%)
Cava Group, Inc.(a)	26,685	2,247,678
Planet Fitness, Inc., Class A(a)	32,475	3,541,399
Texas Roadhouse, Inc.	14,225	2,665,907
Wingstop, Inc.	8,095	2,725,910
		11,180,894
Household Durables (0.67%)
Garmin Ltd.	11,785	2,459,765

Specialty Retail (0.37%)
O'Reilly Automotive, Inc.(a)	15,100	1,360,963

Textiles, Apparel & Luxury Goods (0.51%)
Deckers Outdoor Corp.(a)	18,265	1,882,573

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (3.45%)
Consumer Staples Distribution & Retail (3.45%)
Casey's General Stores, Inc.	8,050	$4,107,674
Costco Wholesale Corp.	2,530	2,504,548
Sprouts Farmers Market, Inc.(a)	19,850	3,268,104
US Foods Holding Corp.(a)	36,335	2,798,158
		12,678,484
ENERGY (0.16%)
Energy Equipment & Services (0.16%)
Core Laboratories, Inc.	50,084	576,968

FINANCIALS (10.42%)
Banks (0.70%)
Bank of America Corp.	54,100	2,560,012

Capital Markets (4.42%)
Hamilton Lane, Inc., Class A	4,838	687,576
Houlihan Lokey, Inc.	14,865	2,674,957
Intercontinental Exchange, Inc.	10,520	1,930,104
MarketAxess Holdings, Inc.	10,390	2,320,503
Piper Sandler Cos.	4,320	1,200,701
Raymond James Financial, Inc.	24,840	3,809,711
StepStone Group, Inc., Class A	65,579	3,639,634
		16,263,186
Consumer Finance (1.20%)
Upstart Holdings, Inc.(a)(b)	67,966	4,396,041

Financial Services (2.12%)
Apollo Global Management, Inc.	17,750	2,518,193
Visa, Inc., Class A	14,820	5,261,841
		7,780,034
Insurance (1.98%)
Brown & Brown, Inc.	35,785	3,967,483
Palomar Holdings, Inc.(a)	13,114	2,022,835
Progressive Corp.	4,890	1,304,945
		7,295,263
HEALTH CARE (15.35%)
Biotechnology (5.67%)
ACADIA Pharmaceuticals, Inc.(a)	213,689	4,609,272
Ascendis Pharma A/S(a)(c)	25,420	4,387,492
Halozyme Therapeutics, Inc.(a)	49,550	2,577,591

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Legend Biotech Corp.(a)(c)	32,340	$1,147,747
Natera, Inc.(a)	39,163	6,616,197
Ultragenyx Pharmaceutical, Inc.(a)	41,143	1,495,959
		20,834,258
Health Care Equipment & Supplies (5.94%)
Artivion, Inc.(a)	117,162	3,643,738
Cooper Cos., Inc.(a)	27,665	1,968,641
Dexcom, Inc.(a)	57,385	5,009,137
Glaukos Corp.(a)	15,406	1,591,286
Inmode, Ltd.(a)	40,258	581,326
Inspire Medical Systems, Inc.(a)	6,579	853,757
iRhythm Technologies, Inc.(a)	15,956	2,456,586
Neogen Corp.(a)	157,131	751,086
Penumbra, Inc.(a)	15,410	3,954,668
Tandem Diabetes Care, Inc.(a)	54,438	1,014,724
		21,824,949
Health Care Providers & Services (2.91%)
Encompass Health Corp.	25,700	3,151,591
NeoGenomics, Inc.(a)	78,465	573,579
Progyny, Inc.(a)	160,145	3,523,190
RadNet, Inc.(a)	27,690	1,575,838
UnitedHealth Group, Inc.	3,012	939,654
US Physical Therapy, Inc.	12,148	949,973
		10,713,825
Pharmaceuticals (0.83%)
Eli Lilly & Co.	3,900	3,040,167

INDUSTRIALS (19.60%)
Aerospace & Defense (6.80%)
AAR Corp.(a)	64,428	4,432,002
Axon Enterprise, Inc.(a)	4,090	3,386,274
Cadre Holdings, Inc.	38,057	1,212,115
Curtiss-Wright Corp.	8,200	4,006,110
HEICO Corp.	9,130	2,994,640
Howmet Aerospace, Inc.	11,260	2,095,824
Kratos Defense & Security Solutions, Inc.(a)(b)	40,666	1,888,936
Loar Holdings, Inc.(a)	13,663	1,177,341
TransDigm Group, Inc.	2,492	3,789,435
		24,982,677
Commercial Services & Supplies (3.21%)
Casella Waste Systems, Inc., Class A(a)	50,750	5,855,535

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Montrose Environmental Group, Inc.(a)	99,296	$2,173,589
VSE Corp.	28,843	3,777,856
		11,806,980
Construction & Engineering (1.62%)
EMCOR Group, Inc.	7,450	3,984,931
Sterling Infrastructure, Inc.(a)	8,488	1,958,436
		5,943,367
Electrical Equipment (2.08%)
GE Vernova, Inc.	3,710	1,963,147
nVent Electric PLC	37,175	2,723,069
Vertiv Holdings Co.	23,040	2,958,566
		7,644,782
Ground Transportation (0.85%)
RXO, Inc.(a)	95,505	1,501,339
Union Pacific Corp.	7,000	1,610,560
		3,111,899
Machinery (1.03%)
Crane Co.	19,875	3,774,064

Professional Services (1.35%)
Booz Allen Hamilton Holding Corp.	20,915	2,177,879
First Advantage Corp.(a)	168,559	2,799,765
		4,977,644
Trading Companies & Distributors (2.66%)
Fastenal Co.	55,625	2,336,250
SiteOne Landscape Supply, Inc.(a)	34,632	4,188,394
Transcat, Inc.(a)	27,758	2,386,077
Xometry, Inc., Class A(a)	25,744	869,890
		9,780,611
INFORMATION TECHNOLOGY (29.04%)
Electronic Equipment, Instruments & Components (0.65%)
Novanta, Inc.(a)	16,104	2,076,289
PAR Technology Corp.(a)(b)	4,261	295,585
		2,371,874
IT Services (1.64%)
Cloudflare, Inc., Class A(a)	16,675	3,265,465
GoDaddy, Inc.(a)	15,365	2,766,622
		6,032,087
Semiconductors & Semiconductor Equipment (9.15%)
Applied Materials, Inc.	7,210	1,319,935

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom Inc.	15,930	$4,391,104
Impinj, Inc.(a)(b)	26,669	2,962,126
Monolithic Power Systems, Inc.	4,165	3,046,198
NVIDIA Corp.	106,560	16,835,414
Semtech Corp.(a)	49,483	2,233,663
SiTime Corp.(a)	2,037	434,044
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	10,530	2,384,940
		33,607,424
Software (14.33%)
Agilysys, Inc.(a)	18,636	2,136,431
Check Point Software Technologies, Ltd.(a)	6,870	1,519,987
CyberArk Software, Ltd.(a)	7,440	3,027,187
Datadog, Inc., Class A(a)	18,315	2,460,254
Descartes Systems Group, Inc.(a)	29,765	3,025,463
Dynatrace, Inc.(a)	59,565	3,288,584
Fair Isaac Corp.(a)	1,587	2,900,973
Guidewire Software, Inc.(a)	14,400	3,390,480
Microsoft Corp.	22,530	11,206,647
nCino, Inc.(a)(b)	60,815	1,700,996
Oracle Corp.	12,490	2,730,689
PROS Holdings, Inc.(a)	55,419	867,862
Salesforce, Inc.	7,403	2,018,724
ServiceNow, Inc.(a)	3,696	3,799,784
SPS Commerce, Inc.(a)	38,257	5,206,395
Synopsys, Inc.(a)	2,680	1,373,982
Vertex, Inc., Class A(a)	57,100	2,017,628
		52,672,066
Technology Hardware, Storage & Peripherals (3.27%)
Apple, Inc.	43,312	8,886,323
Pure Storage, Inc.(a)	54,565	3,141,853
		12,028,176
MATERIALS (0.84%)
Containers & Packaging (0.84%)
AptarGroup, Inc.	19,845	3,104,353

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	17

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (1.78%)
Real Estate Management & Development (1.78%)
FirstService Corp.	37,525	$6,552,616

TOTAL COMMON STOCKS
(COST OF $282,674,688)		360,618,718

SHORT TERM INVESTMENTS (2.44%)
MONEY MARKET FUND (1.98%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.26%(d)
(COST OF $7,261,318)	7,261,318	7,261,318

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.46%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.35%
(COST OF $1,707,175)	1,707,175	1,707,175

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,968,493)		8,968,493

TOTAL INVESTMENTS (100.57%)
(COST OF $291,643,181)		369,587,211

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.57%)		(2,113,902)

NET ASSETS (100.00%)		$367,473,309

NET ASSET VALUE PER SHARE
(61,958,696 SHARES OUTSTANDING)		$5.93

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,559,802.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2025.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2025 (Unaudited)

ASSETS:
Investments at value (Cost $291,643,181)(a)	$369,587,211
Dividends and interest receivable	66,738
Tax reclaim receivable	8,065
Prepaid and other assets	41,984
TOTAL ASSETS	369,703,998

LIABILITIES:
Payable for collateral upon return of securities loaned	1,707,175
Investment advisory fee payable	230,887
Payable for investments purchased	134,476
Payable for administration, pricing and bookkeeping fees	59,158
Accrued expenses	98,993
TOTAL LIABILITIES	2,230,689
NET ASSETS	$367,473,309

NET ASSETS REPRESENTED BY:
Paid-in capital	$288,576,329
Total distributable earnings	78,896,980
NET ASSETS	$367,473,309

Shares of common stock outstanding
(authorized 200,000,000 shares at $0.10 Par)	61,958,696
NET ASSET VALUE PER SHARE	$5.93

(a)	Includes securities on loan of $2,559,802.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	19

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $7,400)	$887,191
Securities lending income	892
TOTAL INVESTMENT INCOME	888,083

EXPENSES:
Investment advisory fee	1,363,142
Administration, pricing and bookkeeping fees	343,638
Audit fee	10,336
Custodian fee	19,101
Directors' fees and expenses	128,755
Insurance expense	7,480
Legal fees	16,073
NYSE fee	32,654
Proxy fees	18,584
Shareholder communication expenses	16,535
Transfer agent fees	40,762
Miscellaneous expenses	6,635
TOTAL EXPENSES	2,003,695
NET INVESTMENT LOSS	(1,115,612)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	23,006,191
Net change in unrealized depreciation on investments	(18,117,393)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	4,888,798
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,773,186

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
FROM OPERATIONS:
Net investment loss	$(1,115,612)	$(2,082,373)
Net realized gain on investments	23,006,191	57,230,186
Net change in unrealized depreciation on investments	(18,117,393)	(5,072,649)
Net Increase in Net Assets From Operations	3,773,186	50,075,164

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,483,364)	(28,169,527)
Total Distributions	(13,483,364)	(28,169,527)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	4,742,988	10,084,858
Net increase resulting from Capital Share Transactions	4,742,988	10,084,858
Total Increase/(Decrease) in Net Assets	(4,967,190)	31,990,495

NET ASSETS:
Beginning of period	372,440,499	340,450,004
End of period	$367,473,309	$372,440,499

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	21

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2025			For the Year Ended December 31,
(Unaudited)		2024	2023	2022	2021	2020
$6.10		$5.75	$5.23	$8.25	$7.98	$6.19

(0.02)		(0.03)	(0.03)	(0.04)	(0.06)	(0.05)
0.07		0.85	0.98	(2.48)	1.46	2.51
0.05		0.82	0.95	(2.52)	1.40	2.46

(0.22)		–	(0.02)	–	–	–
–		(0.47)	–	(0.50)	(1.02)	(0.63)
–		–	(0.41)	–	–	–
(0.22)		(0.47)	(0.43)	(0.50)	(1.02)	(0.63)
–		–	–	–	(0.11)	(0.04)
$5.93		$6.10	$5.75	$5.23	$8.25	$7.98
$5.47		$5.65	$5.28	$4.93	$9.00	$8.20

1.3	%(d)	15.5%	19.4%	(31.0%)	18.1%	42.4%
0.9	%(d)	16.5%	16.3%	(40.4%)	25.4%	39.4%
$367		$372	$340	$299	$456	$338
1.15	%(e)	1.18%	1.13%	1.14%	1.12%	1.20%
(0.65	%)(e)	(0.59%)	(0.49%)	(0.60%)	(0.66%)	(0.69%)
32	%(d)	68%	39%	31%	42%	55%

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2025	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor" or "AAI") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated AAI as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2025	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2025:

Market Value of	Cash Collateral	Non-Cash Collateral	Total Collateral
Securities on Loan	Received	Received	Received
$2,559,802	$1,707,175	$871,937	$2,579,112

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2025:

		Remaining contractual maturity of the agreements
				Greater
Securities Lending	Overnight &	Up to 30	30-90	than 90
Transactions	Continuous	days	days	days	Total
State Street Navigator	$1,707,175	$–	$–	$–	$1,707,175
Total Borrowings					$1,707,175
Gross amount of recognized liabilities for securities lending (collateral received)					$1,707,175

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$360,618,718	$–	$–	$360,618,718
Short Term Investments	8,968,493	–	–	8,968,493
Total	$369,587,211	$–	$–	$369,587,211

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30,2025.

Semi-Annual Report (Unaudited) | June 30, 2025	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2025.

The tax character of distributions paid during the year ended December 31, 2024 were as follows:

Distributions Paid From:	December 31, 2024
Long-term capital gains	$28,461,340
Total	$28,461,340

Semi-Annual Report (Unaudited) | June 30, 2025	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

The Fund declared a distribution of $7,275,604 with an ex-date in 2024 that was paid in 2025. $5,584,857 of this is not included above, and the tax character of such distributions will be determined at the end of 2025.

As of June 30, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

	Gross unrealized	Gross unrealized
	Appreciation (excess of	Depreciation (excess of	Net Unrealized
Cost of Investments	value over tax cost)	tax cost over value)	Appreciation
$293,213,453	$92,105,488	$(15,731,730)	$76,373,758

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2025.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2025 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

  June 30, 2025 (Unaudited)

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2025 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $111,747,701 and $119,917,201, respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2025 and the year ended December 31, 2024, distributions in the amounts of $4,742,988 and $10,084,858 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 890,667 and of 1,849,428 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Semi-Annual Report (Unaudited) | June 30, 2025	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

32	www.all-starfunds.com

Description of Lipper
Liberty All-Star® Growth Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2025	33

ALL-STAR GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG LISTED NYSE

Annual Certifications — As required, on September 12, 2024, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL-STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to the semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2025, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	September 5, 2025

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	September 5, 2025